UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2011

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686	27-1616811
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

300-1055 West Hastings Street
Vancouver, BC Canada	V6E 2E9
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604)-681-6311

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 5, 2011, Quantum Solar Power Corp. (the “Company”) entered into a consulting agreement (the “Agreement”), with Quorum Capital Corporation (“QCC”). Under the terms of the Agreement, QCC has agreed to provide consulting services to assist the Company in its activities in Germany. The Agreement is effective July 8, 2011 and is for a term of 6 months renewing for an additional 6 months automatically at the end of each term. In consideration of QCC consulting services, the Company will pay $5,000 CDN on exercise of the agreement and $2,000 CDN per month commencing September 8, 2011. The Company will also grant 2,000,000 options (the “Options”) to QCC, to purchase shares of the Company’s common stock at an exercise price of $1.00 USD until July 7, 2014. 333,335 of the Options are to be issued on execution and the remainder of the Options will be issued in monthly increments of 333,333 commencing August 8, 2011. The Company has agreed to pay a rate of $125 CDN per hour for any additional hours of work performed and to reimburse QCC for approved expenses. The Company may cancel the Agreement at any time by providing 30 days notice.

The above summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

On August 8, 2011, the Company issued 666,668 of the Options to QCC in accordance with the terms of the Agreement pursuant to the provisions of Regulation S of the Securities Act of 1933 (the “Act”). QCC represented that it was not "U.S. Person" as defined under Regulation S and not acquiring the shares for the account or benefit of a U.S. Person.

ITEM 7.01	REGULATION FD DISCLOSURE.

Foreign Private Placement Offering

On August 9, 2011, Quantum Solar Power Corp. (the “Company”) approved a private placement offering of up to 3,000,000 shares of the Company’s common stock at a price of $1.00 per share (the “Foreign Private Placement”). This offering will be made to persons who are not “U.S. Persons” as defined under Regulation S of the Act.

The Company intends to use the net proceeds from these financings to further develop its NGDTM Technology and for working capital purposes. There is no assurance that the Foreign Private Placement will be completed on the above terms or at all.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Consulting Agreement dated for reference July 8, 2011 between the Company and Quorum Capital Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM SOLAR POWER CORP.

Date: August 11, 2011
	By:	/s/ Daryl J. Ehrmantraut

	Name:	Daryl J. Ehrmantraut
	Title:	President and Chief Executive Officer